UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 27, 2008
(Exact name of registrant as specified in charter)
001-11302
(Commission File Number)

OHIO	34-6542451
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)
127 Public Square
Cleveland, Ohio 44114-1306
(Address of principal executive offices and zip code)
(216) 689-6300
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
SIGNATURE

Section 7 — Regulation FD
Item 7.01 Regulation FD Disclosure.
     KeyCorp (the "Corporation") is updating its previous outlook for net loan charge-offs for 2008. The previous estimated range for net loan charge-offs was .65% to .90% of average loans. The Corporation now anticipates that net loan charge-offs will be in the range of 1.00% to 1.30% for 2008, with second quarter and potentially third quarter net charge-offs running above this range as the Corporation deals aggressively with reducing exposures in the residential homebuilder portfolio and anticipates elevated net loan charge-offs in its education and home improvement loan portfolios. The Corporation announced in the fourth quarter of 2007 that it had: (i) decided to cease conducting business with “out of footprint” nonrelationship homebuilders, (ii) recorded additional reserves to address continued weakness in the housing market, and (iii) decided to exit dealer-originated home improvement lending activities, which involve prime loans but are largely out-of-footprint.
     The information set forth in this Item 7.01 is furnished and not “filed” for purposes of the Securities Exchange Act of 1934, as amended.
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Forward-Looking Statements. This filing contains forward-looking statements, including statements about our financial condition, results of operations, earnings outlook, asset quality trends and profitability. Forward-looking statements express management’s current expectations or forecasts of future events and, by their nature, are subject to assumptions, risks and uncertainties. Although management believes that the expectations and forecasts reflected in these forward-looking statements are reasonable, actual results could differ materially due to a variety of factors including: (1) changes in interest rates; (2) changes in trade, monetary or fiscal policy; (3) continued disruption in the fixed income markets; (4) adverse capital markets conditions; (5) changes in general economic conditions; or in the condition of the local economies or industries in which we have significant operations or assets, which could, among other things materially impact credit quality trends and our ability to generate loans; (6) increased competitive pressure among financial services companies; (7) the inability to successfully execute strategic initiatives designed to grow revenues and/or manage expenses; (8) consummation of significant business combinations or divestitures; (9) operational or risk management failures due to technological or other factors; (10) changes in accounting or tax practices or requirements; (11) new legal obligations or liabilities or unfavorable resolution of litigation; (12) heightened regulatory practices, requirements or expectations; and (13) disruption in the economy and general business climate as a result of terrorist activities or military actions. Forward-looking statements are not guarantees of future performance and should not be relied upon as representing management’s views as of any subsequent date. We do not assume any obligation to update these forward-looking statements.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KEYCORP (Registrant)

Date: May 27, 2008		/s/ Daniel R. Stolzer

	By:	Daniel R. Stolzer
Vice President and Deputy General Counsel